UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Facet Biotech Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

April 30, 2009

Facet Biotech Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34154	26-3070657
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1400 Seaport Boulevard
Redwood City, California 94063
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(650) 454-1000

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Item 8.01  Other Events.

In March 2009, Facet Biotech Corporation (the “Company”) received a notice of intention to nominate five candidates for election to the Company’s five-person Board of Directors at the Company’s 2009 Annual Meeting of Stockholders (the “Annual Meeting”).  Sent by Roderick Wong, the notice stated the intent to nominate Philip R. Broenniman, Robert L. Chapman, Jr., David Gale, Bradd Gold and Roderick Wong, for election to the Company’s Board of Directors.  On April 30, 2009, Philip R. Broenniman and Robert L. Chapman, Jr. each separately notified the Company in writing that they were withdrawing their consent to being named as nominees for election to the Company’s Board of Directors at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2009	Facet Biotech Corporation

	By:	/s/ Francis Sarena
Francis Sarena
Vice President, General Counsel and Secretary